UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2021

WILLSCOT MOBILE MINI HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4646 E Van Buren St., Suite 400

Phoenix, AZ 85008

(Address, including zip code, of principal executive offices)

(480) 894-6311

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Market
Warrants to purchase common stock(1)	WSCTW	OTC Markets Group Inc.

(1) Issued in connection with the registrant’s acquisition of Modular Space Holdings, Inc. in August 2018, which are exercisable for one share of the registrant’s common stock at an exercise price of $15.50 per share.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

LIBOR Transition Amendment to ABL Facility

Williams Scotsman International, Inc. (“WSII”), an indirect and wholly owned subsidiary of WillScot Mobile Mini Holdings Corp., has entered into a LIBOR Transition Amendment among WSII and Bank of America, N.A., as Administrative Agent (the “Amendment”), which amended that certain ABL Credit Agreement, dated as of July 1, 2020, (as amended by the First Amendment to the ABL Credit Agreement, dated as of December 2, 2020 and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “ABL Facility”). The Amendment became effective December 13, 2021.

The Amendment, among other things, (i) changes the rate under the ABL Facility for borrowings denominated in Pounds Sterling from a LIBOR-based rate to a SONIA (Sterling Overnight Index Average)-based rate, subject to certain adjustments specified in the ABL Facility, (ii) changes the rate under the ABL Facility for borrowings denominated in Euros from a LIBOR based rate to a EURIBOR (Euro Interbank Offered Rate)-based rate, subject to certain adjustments specified in the ABL Facility and (iii) updates certain other provisions regarding successor interest rates to LIBOR.

The description of the Amendment contained herein is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	LIBOR Transition Amendment, effective December 13, 2021, among Williams Scotsman International, Inc. and Bank of America, N.A., as Administrative Agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Mobile Mini Holdings Corp.

Dated: December 13, 2021	By:	/s/ Christopher J. Miner
Name: Christopher J. Miner
Title: Executive Vice President & Chief Legal Officer